                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          LAYNE CHRISTENSEN COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            LAYNE CHRISTENSEN COMPANY







                                                                  April 23, 2002

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company, to be held at the Corporate Headquarters of Layne Christensen Company, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas, on Thursday, May 30, 2002, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

         Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.


                                           Sincerely yours,

                                           /s/ A.B. Schmitt

                                           A. B. Schmitt
                                           President and Chief Executive Officer

                            LAYNE CHRISTENSEN COMPANY
                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002


         The Annual Meeting of Stockholders of Layne Christensen Company, a Delaware corporation ("Layne Christensen"), will be held at the Corporate Headquarters of Layne Christensen, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas, on Thursday, May 30, 2002, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

         1. To elect two Class I directors to hold office for terms expiring at the 2005 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

         2. To consider and act upon approval of the Layne Christensen Company 2002 Stock Option Plan;

         3. To consider and act upon ratification and approval of the selection of the accounting firm of Deloitte & Touche LLP as the independent auditors of Layne Christensen for the fiscal year ending January 31, 2003; and

         4. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

         The Board of Directors of Layne Christensen has fixed the close of business on April 1, 2002, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

         All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Layne Christensen solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

                                           By Order of the Board of Directors




                                           Steven F. Crooke
                                           Vice President--General Counsel
                                           and Secretary

April 23, 2002
Mission Woods, Kansas

                            LAYNE CHRISTENSEN COMPANY
                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205
                            -------------------------
                                 PROXY STATEMENT
                            -------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 30, 2002
                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation ("Layne Christensen" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 30, 2002, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the Corporate Headquarters of Layne Christensen, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205.

         This Proxy Statement and the enclosed form of proxy were first mailed to the Company's stockholders on or about April 23, 2002.

PROXIES

         You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies previously have been revoked, be voted in accordance with the stockholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for directors named in this Proxy Statement, in favor of approving the Layne Christensen Company 2002 Stock Option Plan, in favor of ratifying the selection of the accounting firm of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

VOTING AT THE MEETING

         For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company's common stock, $0.01 par value, shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company's common stock as of the close of business on April 1, 2002 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 11,707,694 shares of the Company's common stock were outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting.

         Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. The affirmative vote of the holders of a majority of the shares of the Company's common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the approval of the Layne Christensen Company 2002 Stock Option Plan, (ii) the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors and (iii) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof.

         In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees. Abstentions from the proposal to approve the Layne Christensen Company 2002 Stock Option Plan or the proposal to approve the ratification of the selection of the Company's independent auditors are treated as votes against the proposal. Broker non-votes on a proposal are treated as shares of Layne Christensen common stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote. Accordingly, broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION OF PROXIES

         This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, telegram, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company's transfer agent, will be paid by Layne Christensen.

         A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company's Corporate Headquarters, 1900 Shawnee Mission Parkway, Mission Woods, Kansas, 66205. The list also will be available at the Annual Meeting.


                                     ITEM 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of six directors. The Certificate of Incorporation of Layne Christensen divides the Board of Directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier death, retirement, resignation or removal. The present terms of Donald K. Miller and Andrew B. Schmitt, Class I directors, expire at this Annual Meeting. Directors in Class II (Robert J. Dineen and Sheldon R. Erikson) and Class III (Todd A. Fisher and Edward A. Gilhuly) have been elected to terms expiring at the time of the annual meetings of stockholders in 2003 and 2004, respectively.

         One of the purposes of this Annual Meeting is to elect two directors in Class I to serve for three-year terms expiring at the Annual Meeting of Stockholders in 2005 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal. The Board of Directors has designated Donald K. Miller and Andrew B. Schmitt as the nominees proposed for election at the Annual Meeting. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of the nominees. In the event that one or both of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DONALD K. MILLER AND ANDREW B. SCHMITT AS CLASS I DIRECTORS OF THE COMPANY.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as Class I directors at the Annual Meeting and each director whose term of office will continue after the Annual Meeting.


                                                                      PRESENT POSITION        DIRECTOR
                  NAME                                  AGE           WITH THE COMPANY         SINCE
                  ----                                  ---      --------------------------   --------
NOMINEES
         CLASS I:   TERM TO EXPIRE IN 2005
                    Donald K. Miller ................... 70      Director                       1996
                    Andrew B. Schmitt................... 53      President, Chief Executive     1993
                                                                     Officer and Director

DIRECTORS CONTINUING IN OFFICE
         CLASS II:  TERM TO EXPIRE IN 2003
                    Robert J. Dineen ................... 72      Chairman of the Board          1983
                                                                     and Director
                    Sheldon R. Erikson ................. 60      Director                       1997

         CLASS III: TERM TO EXPIRE IN 2004
                    Todd A. Fisher ..................... 36      Director                       1997
                    Edward A. Gilhuly .................. 42      Director                       1992

         The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as Class I directors at the Annual Meeting and each director whose term of office will continue after the Annual Meeting is as follows:

         ROBERT J. DINEEN has served as Chairman of the Board of the Company since August 1992. From May 1986 until his retirement in August 1993, Mr. Dineen was President and Chief Executive Officer of The Marley Company, a manufacturer and supplier of engineered equipment and services for heating, fluid handling, control and treatment and heat exchange. Mr. Dineen served as a director of Kansas City Power & Light Company from 1987 to 2000. Mr. Dineen is currently a director of Owens-Illinois, Inc.

         SHELDON R. ERIKSON has been Chairman of the Board of Cooper Cameron Corporation, a manufacturer of oil and gas pressure control equipment, centrifugal air compressors, integral gas compressors and turbochargers, since May 1996 and President and Chief Executive Officer since January 1995. He was Chairman of the Board from 1988 to April 1995 and President and Chief Executive Officer from 1987 to April 1995 of The Western Company of North America, an international petroleum service company engaged in pressure pumping, well stimulating and cementing and offshore drilling. Mr. Erikson is a director of Spinnaker Exploration Company and NCI Building Systems, Inc.

         TODD A. FISHER has been an executive of Kohlberg Kravis Roberts & Co., L.P. ("KKR") since June 1993 and a member of KKR & Co., L.L.C., the general partner of KKR, since January of 2001. From July 1992 to June 1993, Mr. Fisher was an associate at Goldman, Sachs & Co. Mr. Fisher is also a member of the board of directors of Accuride Corporation and Willis Group Holdings Limited.

         EDWARD A. GILHULY is a managing director of Kohlberg Kravis Roberts & Co. Ltd. and has been a member of KKR & Co. L.L.C. since 1996 and a general partner of KKR Associates, L.P. ("KKR Associates") since 1995. During 1995,
Mr. Gilhuly was a general partner of KKR. Prior to 1995, he was an executive of KKR and a limited partner of KKR Associates for more than five years. Mr. Gilhuly is a director of MedCath, Inc. and Owens-Illinois, Inc.

         DONALD K. MILLER has been Chairman of Axiom International Investors, LLC, a company engaged in international equity asset management, since 1999. He has also been President of Presbar Corporation, a private firm engaged in private equity investing and investment banking, since 1986, and was formerly Chairman of Greylock Financial, Inc., an affiliate of Greylock Management Corporation, from 1986 to 1996. In addition, Mr. Miller served as Chairman and Chief Executive Officer of Thomson Advisory Group L.P. (now PIMCO Advisors Holdings L.P.), an asset management company, from 1990 to 1993 and as Vice Chairman from 1993 to 1994. Mr. Miller also served as Chairman of the Board of Directors of Christensen Boyles Corporation ("CBC") from 1986 to December 1995 and was involved in the formation of CBC and in the acquisition of Boyles Bros. Drilling Company and Christensen Mining Products. He currently is on the Board of Directors of Huffy Corporation and RPM, Inc. and has spent the majority of his career in investment banking or as an investor focusing on a variety of industries.

         ANDREW B. SCHMITT has served as President and Chief Executive Officer of the Company since October 1993. For approximately two years prior to joining the Company, Mr. Schmitt was a partner in two privately owned hydrostatic pump and motor manufacturing companies and an oil and gas service company. He served as President of the Tri-State Oil Tools Division of Baker Hughes Incorporated from February 1988 to October 1991.

         There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company.

COMPENSATION OF DIRECTORS

         Each director of the Company who is not also an employee of the Company receives an annual fee of $17,500, payable in quarterly installments, except that the director may elect to defer receipt of the compensation in accordance with the terms of the Company's Deferred Compensation Plan for Directors. Directors of the Company who are also employees of the Company receive no compensation for service to Layne Christensen as directors.

         Under the Company's Deferred Compensation Plan for Directors, directors of the Company can elect to receive deferred compensation in three forms--a cash credit, a stock credit or a combination of the two. The value of deferrals made in the form of a stock credit track the value of the Company's common stock. Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year. All payments made under the plan will be made in cash. As of January 31, 2002, Mr. Erikson had accumulated the equivalent of 11,357.2 shares of common stock in his stock credit account, Mr. Fisher had accumulated the equivalent of 2,610.3 shares of common stock in his stock credit account, Mr. Gilhuly had accumulated the equivalent of 8,479.0 shares of common stock in his stock credit account, and Mr. Miller had accumulated the equivalent of 8,169.7 shares of common stock in his stock credit account.

MEETINGS OF THE BOARD AND COMMITTEES

         During the fiscal year ended January 31, 2002, the Board of Directors of Layne Christensen held four meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served which were held during such fiscal year. It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

         Pursuant to the Company's Bylaws, the Board of Directors has established Audit and Compensation Committees of the Board of Directors. There currently is no Nominating Committee or committee performing similar functions of the Board of Directors.

         The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the Company's accounting and financial reporting practices and in addressing the scope and expense of audit and related services provided by the Company's independent auditors. The Audit Committee is responsible for recommending the appointment of the Company's independent auditors and reviewing the terms of their engagement, reviewing the Company's policies and procedures with respect to internal auditing, accounting and financial controls and reviewing the scope and results of audits and any auditor recommendations. At its May 2000 meeting, the Audit Committee approved a formal Audit Committee Charter. The complete text of the Charter was filed as Appendix A to the Company's Proxy Statement for the fiscal year ended January 31, 2001. The current members of the Audit Committee are Donald K. Miller, Sheldon R. Erikson and Todd A. Fisher. The Report of the Audit Committee for fiscal year 2002 appears on page 12 below.

         The Compensation Committee reviews management compensation, evaluates the performance of management, considers management succession and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company's executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company's incentive plans, including the Company's Executive Incentive Compensation Plan. The current members of the Compensation Committee are Robert J. Dineen, Edward
A. Gilhuly and Sheldon R. Erikson. The Board of Directors determined that the current compensation and benefit levels of the Company's executive officers were satisfactory, so no raises or additional option grants were made during the year. As a result, the Compensation Committee did not meet during the fiscal year ended January 31, 2002. However, several personal meetings and other communications were conducted throughout the year with members of management and each other regarding compensation issues within the committee's area of responsibility.

COMPOSITION OF THE AUDIT COMMITTEE

         The Board of Directors has determined that, as a result of a change in the ownership of the Company's common stock which resulted in KKR and/or its affiliates once again becoming the largest shareholder of the Company, Mr. Todd
A. Fisher no longer meets the definition of an "independent director," as that term is defined in Nasdaq Marketplace Rule 4200(a)(14). Mr. Fisher no longer qualifies as an independent director because he is currently employed by KKR, and, as the largest shareholder of the Company with a 17.7% ownership interest, KKR could be deemed to be an affiliate of the Company.

         However, on April 6, 2001, the Board of Directors decided to allow Mr. Fisher to remain a member of the Audit Committee pursuant to the exception provided in Nasdaq Marketplace Rule 4350(d)(2)(B), which allows a company to have one director on its Audit Committee who is not independent as defined in Nasdaq Marketplace Rule 4200(a)(14). The Board of Directors determined that Mr. Fisher's continued membership on the Audit Committee would be in the best interests of the Company and its shareholders because, even though Mr. Fisher is employed by KKR and as a result does not meet the technical definition of an "independent director," both Mr. Fisher's interests as an employee of KKR and KKR's interests as the largest shareholder of the Company are almost perfectly aligned with the other shareholders of the Company. Furthermore, the Board explained that Mr. Fisher has extensive employment experience in finance and accounting which has resulted in his financial sophistication, and his contributions to the Audit Committee have been very valuable to the Company. Finally, the Board noted that it has become extremely difficult to find qualified individuals who are willing to serve on the Audit Committee of the Board of Directors of a public company and the current size of the Company does not warrant the cost of adding an additional director to the Board.

         The other two members of the Audit Committee qualify as independent directors under Nasdaq Marketplace Rule 4200(a)(14).


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended January 31, 2002, January 31, 2001, and January 31, 2000, respectively, the compensation of the Company's chief executive officer and of each of the Company's four other most highly compensated executive officers whose remuneration for the fiscal year ended January 31, 2002, exceeded $100,000 (collectively, the "Named Executive Officers") for services to the Company and its subsidiaries in all capacities:

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM COMPENSATION
                                                                                -------------------------------------------------
                                              ANNUAL COMPENSATION                       AWARDS          PAYOUTS
                             ------------------------------------------------   ---------------------   -------
                                                                OTHER           RESTRICTED
                                                                ANNUAL            STOCK      OPTIONS/    LTIP       ALL OTHER
   NAME AND PRINCIPAL        FISCAL    SALARY   BONUS(1)   COMPENSATION(2)(3)     AWARDS       SARS     PAYOUTS   COMPENSATION(4)
      POSITION                YEAR      ($)       ($)             ($)              ($)          #         ($)          ($)
--------------------------   ------   -------   --------   ------------------   ----------   --------   -------   ---------------
Andrew B. Schmitt             2002    325,000   325,000           0                  0             0       0           8,456
President, Chief Executive    2001    325,000   163,321           0                  0        75,000       0           8,656
Officer and Director          2000    325,000         0           0                  0        87,500       0           6,456

H. Edward Coleman             2002    205,000   205,000         996                  0             0       0          12,096
Executive Vice President      2001    191,154    69,726       1,531                  0             0       0          12,020
                              2000    185,000         0       1,212                  0        32,250       0          10,935

Norman E. Mehlhorn            2002    200,000   200,000           0                  0             0       0           9,883
Executive Vice President      2001    189,615    69,726           0                  0             0       0           8,469
                              2000    185,000         0           0                  0        32,250       0           7,116

Jerry W. Fanska               2002    177,000   177,000         866                  0             0       0           9,325
Vice President--Finance       2001    166,615    61,057       1,337                  0             0       0           9,610
and Treasurer                 2000    166,800         0       1,059                  0        42,250       0           7,893

Gregory F. Aluce              2002    150,000   150,000       3,393                  0             0       0          12,062
Senior Vice President         2001    150,000    56,534           0                  0             0       0           5,078
                              2000    126,442         0           0                  0        24,875       0           4,248

-------------------------------------------------------

(1) Reflects bonuses earned for the fiscal years ended January 31, 2002, 2001 and 2000, respectively.

(2) Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(3) Reflects additional compensation paid to the Named Executive Officer for taxes incurred on the imputed income resulting from either interest-free loans from the Company or debt forgiven by the Company.

(4) All Other Compensation for the fiscal year ended January 31, 2002, includes Layne Christensen contributions in the amounts of $6,800, $6,800, $7,108, $6,800 and $6,612, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, in the amounts of $1,656, $2,851, $2,775, $839 and $450, respectively;
         imputed income from interest-free loans from the Company for the benefit of Messrs. Coleman and Fanska, pursuant to the Company's 1992 Stock Option Plan in the amounts of $2,445 and $1,686, respectively; and imputed income in the amount of $5,000 from the forgiveness of a promissory note issued to the Company by Mr. Aluce in connection with a leased vehicle buyout program.

         All Other Compensation for the fiscal year ended January 31, 2001, includes Layne Christensen contributions in the amounts of $7,000, $6,069, $6,538, $6,501 and $4,765, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, in the amounts of $1,656, $2,614, $1,931, $777 and $313, respectively;
         and imputed income from interest-free loans from the

         Company for the benefit of Messrs. Coleman and Fanska pursuant to the Company's 1992 Stock Option Plan in the amounts of $3,337 and $2,332, respectively.

         All Other Compensation for the fiscal year ended January 31, 2000, includes Layne Christensen contributions in the amounts of $4,050, $4,943, $4,953, $4,953 and $3,904 which accrued during such fiscal year for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, in the amounts of $2,406, $3,350, $2,163, $1,094 and $344, respectively;
         and imputed income from interest-free loans from the Company for the benefit of Messrs. Coleman and Fanska pursuant to the Company's 1992 Stock Option Plan in the amounts of $2,642 and $1,846, respectively.


OPTION GRANTS DURING FISCAL 2002

         No stock option grants were made under the Company's 1992 Stock Option Plan (the "1992 Option Plan") or the Company's 1996 District Stock Option Plan (the "1996 Option Plan") and no stock appreciation rights ("SARs") were awarded to any Named Executive Officer during the fiscal year ended January 31, 2002.

OPTION/SAR EXERCISES AND HOLDINGS

         The following table sets forth information with respect to each Named Executive Officer concerning the exercise of options and stock appreciation rights ("SARs") during the fiscal year ended January 31, 2002, and unexercised options and SARs held as of January 31, 2002.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND JANUARY 31, 2002 OPTION/SAR VALUES (1)

                                                          NUMBER OF
                                                         SECURITIES
                                                         UNDERLYING                             VALUE OF
                       SHARES                            UNEXERCISED                          UNEXERCISED
                      ACQUIRED                         SHARES OPTIONS/                        IN-THE-MONEY
                         ON          VALUE                  SARS AT                          OPTIONS/SARS AT
                      EXERCISE     REALIZED           JANUARY 31, 2002                      JANUARY 31, 2002 (2)
      NAME                #          ($)                      #                                     ($)
------------------    --------     --------      ----------------------------         -----------------------------
                                                 Exercisable    Unexercisable         Exercisable     Unexercisable
                                                 -----------    -------------         -----------     -------------
Andrew B. Schmitt          0           0           352,500         110,000              414,063         295,313
H. Edward Coleman          0           0           109,442          19,125               65,440          36,281
Norman E. Mehlhorn         0           0           109,442          19,125               65,440          36,281
Jerry W. Fanska            0           0           103,125          26,125               91,406          47,531
Gregory F. Aluce           0           0            62,820          21,679               27,984          27,984

-------------------------------

 (1)     No stock appreciation rights have ever been granted by the Company.

 (2) As of January 31, 2002, the last reported sale price of the Company's Common Stock, which was reported on the NASDAQ National Market System on January 31, 2002, was $7.50 per share. Value is calculated by determining the difference between the option exercise price and $7.50, multiplied by the number of shares of Common Stock underlying the options.


INCENTIVE COMPENSATION PLAN

         The Company adopted an Executive Incentive Compensation Plan (the "IC Plan") in fiscal 1993. Each of the Company's executive officers, including the Named Executive Officers, is eligible to participate in the IC Plan. Under the IC Plan, each participant will be eligible for an annual cash bonus in a target amount (the "Target Bonus") equal to a percentage (approximately 50% in the case of Mr. Schmitt and approximately 37.5% in the case of Messrs. Coleman, Mehlhorn, Fanska and Aluce) of such participant's base compensation. The Target Bonus will be adjusted (up or down) based upon the performance of the Company as compared to certain financial goals included in the business plan adopted and approved by the Board of Directors. In no event, however, can a participant's annual cash bonus under the IC Plan exceed 100% of such participant's base compensation for the relevant year. No bonus will be payable should performance be equal to or below 80% of the relevant goals established by the business plan. In addition, the formula bonus derived as described in the preceding sentences can be further adjusted (up or down) at the discretion of the Board of Directors by one-third of the Target Bonus. All or part of an employee's incentive compensation under the IC Plan may, at the discretion of the Board of Directors, be paid in the form of shares of the Company's common stock which may consist of authorized but unissued shares of common stock or shares of common stock reacquired by the Company on the open market. Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce received payments under the IC Plan for services rendered to the Company in the fiscal year ended January 31, 2002, in the amounts of $325,000, $205,000, $200,000, $177,000 and $150,000, respectively. See "Executive Compensation and Other Information--Executive Compensation."

CAPITAL ACCUMULATION PLAN

         The Company has adopted a capital accumulation plan (the "Capital Accumulation Plan"). Each of the Company's executive officers, including the Named Executive Officers, and substantially all other salaried employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended (the "Code"). The Capital Accumulation Plan provides for two methods of Company contributions, a Company matching contribution tied to and contingent upon participant deferrals and a Company profit sharing contribution which is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. In addition, each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the Capital Accumulation Plan participates in the Company's matching contribution program pursuant to a formula as designated by the Board of Directors. At the option of the Board of Directors of the Company, all or any portion of such Company contributions may be made in the Company's common stock. In addition, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which in no event can exceed $11,000 for the calendar year
2002) under the Capital Accumulation Plan. A participant's account will be placed in a trust and invested at the participant's direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment. For services rendered in fiscal 2002, total Company contributions under the Capital Accumulation Plan of $6,800. $6,800, $7,108, $6,800, and $6,612 accrued for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Fanska and Aluce, respectively.

RETIREMENT, DISABILITY AND DEATH PLANS

         The Company has agreed to pay Mr. Schmitt an annual retirement benefit beginning at age 65 equal to 40% of the average of his total compensation (as defined in the agreement) received during the highest five consecutive years out of his last ten years of employment, less 60% of his annual primary Social Security benefit (the "Annual Benefit"). The Annual Benefit is to be reduced, however, by the annual annuity equivalent of the value of all funds, including earnings, in the Company funded portion of Mr. Schmitt's Capital Accumulation Plan account as of the date of his retirement (the "Annuity Equivalent"). As of January 31, 2002, the Company funded balance in Mr. Schmitt's account under the Capital Accumulation Plan was $32,757. To the extent the Annual Benefit is not satisfied by the Annuity Equivalent, payments will be made out of the general funds of the Company. The agreement includes certain provisions, exercisable at Mr. Schmitt's election, for early retirement and joint and survivor benefits if he is married at the time payment commences. Upon termination of Mr. Schmitt's service for any reason other than disability or death, and subject to special provisions in the event of a "change in control" as discussed below, his Annual Benefit will vest in the percentage determined under the following schedule:

              YEARS OF SERVICE                   VESTING PERCENTAGE
              ----------------                   ------------------
                    6                                    20%
                    7                                    40%
                    8                                    60%
                    9                                    80%
                   10                                   100%

Mr. Schmitt currently has eight years of service credited towards his annual retirement benefit.

         Mr. Schmitt is entitled to a disability benefit determined in the same manner as the Annual Benefit as of the date of termination of his service resulting from total and permanent disability (the "Disability Benefit"). The Disability Benefit will also be reduced by the Annuity Equivalent. Disability is to be determined by an administrative committee of the Board of Directors to be appointed at the time of any claim of disability.

         Mr. Schmitt's surviving spouse, if any, will be entitled to receive a death benefit (the "Death Benefit") upon Mr. Schmitt's death which will be equal to the Annual Benefit his surviving spouse would have received if (i) he had retired at the date of his death and had received an Annual Benefit in the form of a monthly joint and survivor benefit and (ii) he subsequently died. The Death Benefit will be reduced by the Annuity Equivalent.

         In the event of Mr. Schmitt's death or involuntary termination within two years following a "change in control" (as defined in the agreement), Mr. Schmitt's benefits under his retirement plan become fully vested effective upon such death or involuntary termination. A "change in control" is deemed to occur if (i) during any 24-month period, individuals who at the beginning of such period constituted the Company's Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of a majority of the directors who either were directors at the beginning of such period or whose election or nomination was previously so approved cease for any reason to constitute a majority of the Board of Directors of the Company, or (ii) the beneficial ownership of the Company's common stock changes resulting in KKR having less beneficial ownership than any person or group of persons if that person or group of persons holds 20% or more of the outstanding common stock of the Company. Based upon the beneficial ownership of the Company's common stock reported by third parties in filings with the Securities and Exchange Commission, a "change in control", as defined above, did occur during fiscal year 2000.

CERTAIN CHANGE-IN-CONTROL AGREEMENTS

         The benefits which Mr. Schmitt will receive under his annual retirement benefit program may be adjusted and, in addition, he will be entitled to a lump-sum payment equal to 24 month's salary in the event of a change in control. In addition, all of the executive officers who have been granted stock options have a "change in control" provision in their respective Incentive Stock Option Agreements ("ISO Agreements") issued in accordance with the terms of the Company's 1992 Option Plan and the Company's 1996 Option Plan. See "Stock Option Plans - Report of Board of Directors and Compensation Committee on Executive Compensation." Under the terms of the ISO Agreements, the options vest at the rate of either 20% or 25% per year beginning on the first day following the first anniversary of the option grant date. In the event of a change in control, however, the options become 100% vested.

         Under the terms of the ISO Agreements of the executive officers executed during or after fiscal 1999, a "change in control" is deemed to occur if: (i) there is a change in the composition of the Board of Directors of the Company; (ii) any person, except for certain interested parties, acquires 35% or more of the voting power of the Company's outstanding securities; or (iii) there is a substantial change in the Company's business structure through merger, sale of assets or other event. No ISO Agreements were entered into during fiscal 1998. Under the terms of the ISO Agreements of the executive officers executed in fiscal 1997, a "change in control" is deemed to occur if, during any 24-month period, individuals who at the beginning of such period constituted the Company's Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of a majority of the directors who either were directors at the beginning of such period or whose election or nomination was previously so approved cease for any reason to constitute a majority of the Board of Directors of the Company. A

"change in control" will not be deemed to have occurred, however, if such a change in the composition of the Board of Directors occurs in connection with any public offering by the Company, KKR or their affiliates.

REPORT OF BOARD OF DIRECTORS AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

         The Company's executive compensation program currently is administered by the Compensation Committee of the Board of Directors which is comprised of Messrs. Dineen, Gilhuly and Erikson. It is the Compensation Committee's duty to review the compensation levels of management, evaluate performance of management and consider management succession and related matters. The Company's incentive plans, including the Company's 1992 Option Plan, the Company's 1996 Option Plan (collectively, the "Option Plans") and the Company's Executive Incentive Compensation Plan ("Incentive Plan"), are administered by the Board of Directors with respect to grants made to officers of the Company.

         Compensation Policy. The Company's overall compensation policy is designed to attract, retain and motivate qualified individuals who are expected to contribute to the Company's long-term growth and success. The Company has adopted an annual incentive compensation program which is designed to reinforce its strategic long and short term goals and to provide executive officers with the opportunity to receive greater compensation in those years in which the Company achieves its financial goals than in those years in which it does not. In addition, the Company's Option Plans are designed to promote a mutuality of interest between executive officers and stockholders through stock purchases and options allowing the executive officers and stockholders to share in the risks and rewards associated with stock ownership.

         Compensation Components. The Company's executive compensation program is reviewed periodically to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company and the individual executive officer. The principal components of the Company's executive compensation package are salary, annual incentive compensation and stock options.

         Base Salary. Base pay levels largely are determined through an assessment of the executive officer's performance during the relevant period based upon objective and subjective criteria and, to a lesser extent, through an informal comparison with similarly sized public companies engaged primarily in related industries. The Company does not know of any direct competitors which are public companies. Accordingly, the Compensation Committee has had to look at companies outside of its industry to identify companies for which a comparison of pay levels would be deemed by the committee to be relevant. These companies are not necessarily the same companies which comprise the index of companies with similar market capitalizations utilized for purposes of Company shareholder returns in the performance graph included elsewhere in the Proxy Statement. Actual salaries are based upon subjective assessments of individual factors such as the responsibilities of the position and the skill, knowledge and experience of each individual executive officer. Each executive officer's individual performance is considered from the previous year and takes into account an assessment of the executive officer's growth and effectiveness in the performance of his duties.

         Incentive Compensation. Under the Company's Incentive Plan, bonuses are paid based on the officer's performance and the performance of the entire Company. The Incentive Plan is administered by the Board of Directors. The target bonus is 50% of base salary in the case of Mr. Schmitt and, in the case of the remaining executive officers, 37.5% of base salary, subject to adjustment up or down by one-third in the case of extraordinary circumstances. The Company's performance for purposes of incentive compensation decisions is measured against goals established for the Incentive Plan at the beginning of the fiscal year by the Board of Directors. The maximum bonus payable is 100% of salary, and no bonus is payable if the Company does not attain at least 80% of the established goals. For fiscal 2002, a goal based on attainment of positive net income and a threshold earnings before income taxes was established by the Board in order to qualify for payment of incentive compensation.

         Stock Option Plans. Under the Company's Option Plans, each Named Executive Officer and certain other key employees are eligible to receive options to purchase shares of the Company's common stock. The Option Plans are administered by the Board of Directors. Under the Option Plans, the Board is authorized from time to time to grant to executive officers and other employees of the Company options to purchase up to an aggregate of 1,900,000 shares (as amended) of the common stock at a price fixed by the Board. Such options may be either incentive stock options or non-qualified stock options. The price for incentive stock options cannot be less than the fair market value of the Company's common stock on the date of grant while the price for non-qualified options may be set at any price. Individual grant sizes are determined after considering the Company's performance and the competitiveness of the Named Executive Officer's long-term compensation package. The Board also takes into account the number of shares of the Company's common stock and stock options held by or previously granted to each Named Executive Officer. The grant of stock options is intended to strengthen the linkage between executive compensation and stockholder return.

         No options granted under the Option Plans are exercisable more than ten years after the date of grant. All options granted under the Option Plans are evidenced by and subject to option agreements entered into by the Company and the individual receiving the options.

         Discussion of 2002 Compensation for the Chief Executive Officer. Although the Board of Directors believed that the executive team, including Mr. Schmitt, had performed well under very difficult market conditions, it determined that the current compensation and benefit levels of all of the Company's executive officers, including Mr. Schmitt, were satisfactory. As a result, no raises or additional option grants were made to any executive officer during fiscal 2002.

         Mr. Schmitt is a participant under the Incentive Plan. The Company met the performance criteria established by the Board for fiscal 2002 under the Incentive Plan. As a result, Mr. Schmitt received an incentive compensation award for fiscal 2002 in the amount of $325,000.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of annual compensation that may be deducted by the Company in any year with respect to the Company's Chief Executive Officer and its other four most highly compensated executive officers. Certain performance-based compensation approved by stockholders is not subject to this deduction limitation, and is, therefore, deductible.

         The Company intends to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent, and, therefore, the Committee and/or the Board may from time to time, in circumstances it deems appropriate, award compensation in addition to these option grants and bonus payments that may not be deductible.

                                                        COMPENSATION COMMITTEE
            BOARD OF DIRECTORS                         OF THE BOARD OF DIRECTORS

   Robert J. Dineen       Donald K. Miller                Robert J. Dineen
   Edward A. Gilhuly      Sheldon R. Erikson              Edward A. Gilhuly
   Todd A. Fisher         Andrew B. Schmitt               Sheldon R. Erikson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended January 31, 2002, the members of the Compensation Committee were Messrs. Dineen, Gilhuly and Erikson. As discussed above under "Report of Board of Directors and Compensation Committee on Executive Compensation," all decisions relating to the compensation of executive officers for fiscal 2002 were made by the Board or the Compensation Committee. Among the members of the Compensation Committee, Mr. Dineen is the only employee or current or former officer of the Company or any of its subsidiaries. KKR has agreed to render management consulting and financial services to the Company for an annual fee. The annual fee for the fiscal year ended January 31, 1999 was $125,000. Beginning with fiscal year 2000, the Company and KKR agreed to suspend the fee until such time as the Company's earnings prospects have improved. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the operations, planning and financing of the Company, as required from time to time by the Company. KKR Associates, the general partners of which are the general partners of KKR, owns approximately 17.7% of the Company's common stock.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

REPORT OF THE AUDIT COMMITTEE

         On May 18, 2000, the Board of Directors adopted a written charter for the Audit Committee. The complete text of the charter, which reflects standards set forth in SEC regulations and Nasdaq rules, was filed as an appendix to the Company's proxy statement for the fiscal year ended January 31, 2001.

         As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

         1. First, the Committee is to serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems;

         2. Second, the Committee is charged with reviewing and appraising the audit efforts of the Company's independent accountants; and

         3. Third, the Committee is to provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

         The Committee meets periodically to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met formally one time during fiscal 2002. In addition, the Committee delegated the responsibility of reviewing the Company's quarterly financial statements to the Chairman of the Committee, whose actions were later ratified by the full Committee. Finally, it should be noted that the Committee discharges its responsibilities throughout the year, not only at committee meetings, but through personal meetings and other communications with members of management and each other regarding issues within the Committee's area of responsibility.

         In monitoring the Company's financial reporting process, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's discussions with the outside auditors took place both with and without management present. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         With respect to the Company's outside auditors, the Committee, among other things, discussed with Deloitte & Touche LLP matters relating to its independence, including the written disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         In reliance on the reviews and discussions outlined above, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002, for filing with the Securities and Exchange Commission. The Committee has also recommended to the Board, subject to shareholder ratification, the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 31, 2003.

         Respectfully submitted on March 20, 2002, by the members of the Audit Committee of the Board of Directors:

                                            Donald K. Miller, Chairman
                                            Sheldon R. Erikson
                                            Todd A. Fisher

COMPANY PERFORMANCE

         The following performance graph shows a comparison of cumulative total returns for the Company, the NASDAQ Market Value index and an index of companies selected by the Company having market capitalization similar to that of the Company (the "SMC Group") for the period from January 31, 1997 through January 31, 2002.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS
                        Among Layne Christensen Company,
             The NASDAQ Stock Market (U.S.) Index and a Peer Group

                                    [GRAPH]

         The cumulative total returns on investment for the Company, the NASDAQ Market Value index and an index of the SMC Group are based on the stock price or index at January 31, 1997. The performance graph assumes that the value of an investment in the Company's common stock and each index was $100 at January 31, 1997, and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not necessarily indicative of future performance.

         The comparison of cumulative total returns presented in the above graph was plotted using the following index values and common stock price value:

                                   1/31/97       1/31/98       1/31/99        1/31/00        1/31/01       1/31/02
                                   -------       -------       -------        -------        -------       -------
Layne Christensen Company        $  100.00      $  93.33      $  45.83       $   38.75      $  31.25      $  50.00
NASDAQ Market Value              $  100.00      $ 117.99      $ 184.64       $  288.57      $ 202.09      $ 141.89
SMC Group                        $  100.00      $  69.22      $  54.07       $   36.01      $  27.52      $  34.79

Source:  Research Data Group, Inc.


         The performance graph compares the performance of the Company with that of the NASDAQ Market Value index and an index of the SMC Group. The Company is not aware of any published industry or line-of-business index in which its common stock is included and was not able to reasonably identify a peer group of issuers on an industry, line-of-business or other basis. The Company believes that it is one of the largest water well drilling, well repair and maintenance and mineral exploration drilling companies in the United States. The Company's competitors primarily are local and regional firms and the Company is not aware of any other publicly held company principally engaged in the Company's line-of-business. Accordingly, in order to provide a more meaningful comparison of cumulative total returns for the Company in the above performance graph, the Company used an index of the SMC Group; companies having market capitalization similar to that of the Company. Companies in the index of the SMC Group are Ashanti Goldfields, Ltd., Cadiz, Inc., Calgon Carbon Corporation, Coeur d' Alene Mines, Echo Bay Mines, Ltd., Hecla Mining Company, Osmonics, Inc., Perini Corporation and Waterlink, Inc.

                   OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

         The following table sets forth certain information as of February 28, 2002, except as otherwise provided, regarding the beneficial ownership of Layne Christensen common stock by each person known to the Board of Directors to own beneficially 5% or more of the Company's common stock, by each director of the Company, by each Named Executive Officer and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

                                                                         Amount and
                                                                           Nature of             Percentage of
                                                                           Beneficial                 Shares
Name                                                                     Ownership(1)             Outstanding(1)
----                                                                     ------------            ---------------
KKR Associates, L.P. (2) .........................................       2,067,000                    17.7%
Marley G.P., Inc. (2) ............................................          53,436                     *
T. Rowe Price Associates, Inc. (3) ...............................       1,726,100                    14.7%
Dimensional Fund Advisors, Inc. (4)...............................         994,600                     8.5%
State of Wisconsin Investment Board (5) ..........................         925,000                     7.9%
Wynnefield Partners Small Cap Value Funds (6).....................         700,000                     6.0%
FleetBoston Financial Corporation (7).............................         636,600                     5.4%
Robert J. Dineen .................................................         152,683 (8)                 1.3%
Andrew B. Schmitt ................................................         459,375 (8)                 3.8%
Donald K. Miller .................................................         112,860 (9)                 *
Edward A. Gilhuly (2) ............................................           --                       --
Todd A. Fisher (2) ...............................................            --                      --
Sheldon R. Erikson ...............................................            --                      --
H. Edward Coleman ................................................         181,551 (8)                 1.5%
Norman E. Mehlhorn ...............................................         140,546 (8)                 1.2%
Jerry W. Fanska ..................................................         129,288 (8)                 1.1%
Gregory F. Aluce .................................................          78,051 (8)                *
All directors and officers as a group (12 persons) ...............       1,361,597(10)                10.8%

------------------------------------

*  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of common stock issuable pursuant to the exercise of immediately exercisable stock options. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 11,707,694 shares of common stock outstanding plus 904,151 options exercisable within 60 days of February 28, 2002, where said options are considered deemed shares attributed to a given beneficial owner.

(2) Mr. Gilhuly, Henry R. Kravis, George R. Roberts, Paul E. Raether, Robert I. MacDonnell, Michael W. Michelson, James H. Greene, Jr., Michael T. Tokarz, Perry Golkin, Clifton S. Robbins and Scott Stuart are the general partners of KKR Associates and Messrs. Kravis and Roberts are also the members of the Executive Committee of KKR Associates, and in such capacity may be deemed to share beneficial ownership of the shares of Common Stock that KKR Associates may beneficially own or be deemed to beneficially own. Mr. Fisher is a limited partner of KKR Associates. Messrs. Gilhuly and Fisher are directors of the Company. Messrs. Roberts and Gilhuly are the directors and are officers of Marley G.P., Inc. Marley G.P., Inc. is a corporation the stockholders of which are (i) certain past and present general and limited partners of KKR Associates, (ii) certain past and present employees of KKR and (iii) partnerships and trusts for the benefit of the families of such partners and employees. Marley G.P., Inc. and KKR Associates may be deemed to be a group in relation to their respective investment in the Company, but do not affirm the existence of a group. The foregoing individuals disclaim beneficial ownership of the Shares owned by KKR Associates and Marley G.P., Inc. The business address of KKR Associates and Marley G.P., Inc. is
         9 West 57th Street, New York, New York 10019.

(3) According to its most recent Schedule 13G filing with the Securities and Exchange Commission dated February 14, 2002, these securities are owned by various individual and institutional investors including T. Rowe Price Small Cap Value Fund, Inc. (which owns 601,300 shares, representing 5.1% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202.

(4) The ownership reported is based upon the most recent Schedule 13G of Dimensional Fund Advisors, Inc. ("Dimensional") filed with the Securities and Exchange Commission on February 12, 2002. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company owned by the Funds. For the purposes of reporting requirements of the Securities Exchange Act of 1934, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(5) The ownership reported is based upon the most recent Schedule 13G of the State of Wisconsin Investment Board as filed with the Securities and Exchange Commission dated February 15, 2002. The business address for the State of Wisconsin Investment Board is Post Office Box 7842, Madison, Wisconsin 53707.

(6) The ownership reported is based upon the most recent Schedule 13G of Wynnefield Partners Small Cap Value, L.P. ("Partners"), Wynnefield Partners Small Cap Value, L.P. I ("Partners I") and Wynnefield Small Cap Value Offshore Fund, Ltd. ("Offshore Fund") filed with the Securities and Exchange Commission on January 25, 2001. Partners, Partners I and the Offshore Fund are collectively referred to herein as the "Wynnefield Partners Small Cap Value Funds." The Schedule 13G reports that as of December 21, 2000, Partners beneficially owned 261,300 shares of the Company's common stock, Partners I beneficially owned 308,500 shares of the Company's common stock, and the Offshore Fund beneficially owned 130,200 shares of the Company's common stock, for a total of 700,000 shares. The business address for the Wynnefield Partners Small Cap Value Funds is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(7) The ownership report is based upon the most recent Schedule 13G of FleetBoston Financial Corporation ("FleetBoston") filed with the Securities and Exchange Commission on February 14, 2002. The Schedule 13G reports that as of December 31, 2001, FleetBoston beneficially owned 636,600 shares of the

         Company's common stock. The business address for FleetBoston is 100 Federal Street, Boston, Massachusetts 02110.

(8) Includes options for the purchase of 72,164 shares, 374,375 shares, 117,505 shares, 117,505 shares, 113,688 shares and 70,164 shares of the Company's common stock exercisable within 60 days granted to Messrs. Dineen, Schmitt, Coleman, Mehlhorn, Fanska and Aluce, respectively. Also includes 6,323 shares of the Company's common stock held by Mr. Aluce indirectly through the stock fund in his Capital Accumulation Plan account.

(9) Includes 2,626 shares owned by Mr. Miller's two sons. Mr. Miller has sole voting and investment power with respect to 110,234 shares. Mr. Miller has shared voting and investment power with respect to 2,626 shares.

(10) Includes options for the purchase of 904,151 shares of the Company's common stock exercisable within 60 days granted to all directors and officers of the Company as a group.


                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT

         The Company, through a wholly owned subsidiary, leases a facility in Phoenix, Arizona for its parts and material supply business from Air Park Investments L.L.C., an Arizona limited liability company. The members of Air Park Investments L.L.C. are Mr. Mehlhorn and two of his brothers. The lease term is for three years through October 31, 2003. Total payments to the lessor under the lease in fiscal 2002 were $100,928.

                                     ITEM 2

                     APPROVAL OF THE 2002 STOCK OPTION PLAN

         On March 19, 2002, the Company's Board of Directors unanimously adopted the Layne Christensen Company 2002 Stock Option Plan (the "Plan"), subject to stockholders' approval at the Annual Meeting. The aggregate number of shares of common stock, $0.01 par value, of the Company that may be issued pursuant to the exercise of options granted under the Plan is limited to 600,000 shares, subject to increase or decrease in the event of any change in the Company's capital structure. See "Dilution or Enlargement." The Company currently intends to register the shares of common stock underlying options on Form S-8 under the Securities Act of 1933 and any applicable state securities laws.

         The Board of Directors believes that options and awards of Company stock will continue to be a significant benefit to the Company in attracting and retaining key executive employees and by providing a long-range incentive for such employee to work for the continued success of the Company. As a result, the Board has recommended that the stockholders of the Company approve the Plan.

         The approval of the Layne Christensen Company 2002 Stock Option Plan requires approval by a majority of the votes cast at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PLAN.

         The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan.

         General. The Plan is sponsored by the Company for any employee of the Company, or its subsidiaries, who has made or is expected to make a significant contribution to the Company ("Key Employees"). The Company has established the Plan to offer Key Employees the opportunity to become owners of capital stock of the Company by exercising stock options. The Plan provides for options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options intended to be "nonqualified stock options." Nonqualified stock options are options which are not entitled to the special tax treatment afforded incentive stock options under Section 422 of the Code.

         Purpose. The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in ownership of its Common Stock by certain Key Employees. It is generally recognized that stock option plans aid in retaining and encouraging such persons by furnishing a means whereby they can build capital resources and increase their income through the opportunity to participate in the future growth of the business.

         Eligible Participants. Options to purchase shares of common stock may be granted under the Plan to Key Employees of the Company and its subsidiaries, except that no incentive stock option may be granted under the Plan to any employee who, immediately before the option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries. This ownership limitation does not apply if at the time the incentive stock option is granted (i) the option price is at least 110% of the fair market value of the stock subject to such incentive stock option, and (ii) such incentive stock option will expire no later than five years from the date on which it is granted.

         In addition, the aggregate fair market value (as of the grant date) of common stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan or under any other plan of the Company or its subsidiaries which qualifies as an incentive stock option plan under Section 422 of the Code) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.

         As of April 12, 2002, the Company had not granted options to purchase any shares of common stock pursuant to the Plan. The number and dollar amount of benefits that will be received by or allocated to each officer named in the Summary Compensation Table under "Executive Compensation and Other Information--Executive Compensation" in Item 1, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group under the Plan therefore are not currently determinable.

         Administration of the Plan. The Plan is currently administered by the Company's Board of Directors. The Board is permitted, however, to delegate its discretionary authority over the Plan to a committee of the Board (the "Committee"). Any reference hereafter made to the Committee shall mean either the Board or the Committee, as the case may be. Members of the Committee may be removed at the discretion of the Board.

         The Committee is authorized to interpret the Plan and to adopt rules from time to time to carry out the Plan. Any interpretations or rules in regard to incentive stock options shall be consistent with the basic purpose of the Plan to grant incentive stock options within the meaning of Section 422(b) of the Code. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan.

         Terms of Options. Each option shall be evidenced by a written stock option agreement, executed by the optionee and an authorized officer of the Company. The terms and conditions of a stock option agreement shall be consistent with the Plan, but the Committee has the authority to include terms and conditions not inconsistent with the Plan. Stock option agreements evidencing incentive stock options shall contain such terms and conditions necessary to qualify such options as incentive stock options under Section 422(b) of the Code. There is no obligation to grant any two options on the same terms, and options granted at the same time to different individuals or at different times to the same individual may have different terms.

         Subject to the provisions of the stock option agreement and the other restrictions contained in the Plan, an option becomes exercisable at such times and in such installments (which may be cumulative) as the Committee provides in the terms of each individual option. The period during which an option (or installment) may be exercised (the "option period") terminates at such times as the Committee provides in the terms of each individual option. The Committee may adopt a resolution after an option is granted which accelerates the option period. No option may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) in the case of an incentive stock option, the expiration of ten years from the date the incentive stock option is granted;

                  (b) if an optionee owned (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries immediately before an incentive stock option is granted to such optionee, then the expiration of five years from the date the incentive stock option is granted;

                  (c) the time of the optionee's termination of employment unless such termination of employment results from his death, permanent disability or retirement;

                  (d) the expiration of 30 days from the time of the optionee's termination of employment by reason of his permanent disability or retirement;

                  (e) the expiration of 90 days from the time of the optionee's termination of employment by reason of his death; or

                  (f) the optionee engages in willful misconduct which injures the Company or any of its subsidiaries.

                  Except as set forth in subsections (c), (d) and (e) above, an incentive stock option is not exercisable during the option period unless the optionee has been continuously employed by the Company or a subsidiary from the date the incentive stock option was granted until its date of exercise.

                  Price. The price of the shares subject to each option is determined by the Committee and set forth in the respective stock option agreement. The price for shares subject to an incentive stock option may not be less than 100% of the fair market value of such shares on the date the option is granted, except that the price per share may not be less than 110% of the fair market value of such shares on the date an incentive stock option is granted in the case of an optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries.

                  Payment for Shares. An option may be exercised by delivery to the Secretary of the Company the following items during the time such option is exercisable:

                  (a) Notice stating that the option (or portion thereof) is exercised, in a form complying with all applicable rules established by the Committee; and

                  (b) Full payment (in cash, by check or by delivering certificates of common stock with a fair market value equal to the purchase price) for the shares subject to such option, and for all amounts the Company is required to withhold under applicable law.

                  Amendment and Termination of the Plan. The Plan will terminate on February 29, 2012, except as to options then outstanding under the Plan. Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

                  The Committee has the right to amend, modify or terminate the Plan. With the exception of those amendments described under "Dilution or Enlargement," however, the Committee must seek stockholder approval in order to:
(a) increase the maximum number of shares subject to the Plan, (b) alter the eligibility requirements under the Plan, (c) extend the period during which options may be granted or exercised, (d) change the provisions as to option price (other than to change the manner of determining fair market value of shares to conform with applicable law), or (e) amend or modify the Plan in any manner requiring stockholder approval pursuant to Securities and Exchange Commission Rule 16b-3. No amendment, modification or termination of the Plan may adversely affect the rights of any optionee under any then outstanding option granted under the Plan without the consent of that optionee.

                  Dilution or Enlargement. In the event the common stock is changed into or exchanged for a different number or kind of securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares (a) as to which options may be granted, including adjustments of the aggregate number of shares which may be issued under the Plan; and (b) as to which options, or portions thereof unexercised, shall be exercisable, such that after such event each optionee's proportionate interest shall be maintained as before the occurrence of such event. No such adjustment shall be made which would disqualify an incentive stock option within the meaning of Section 424(h) of the Code. Any adjustment to an outstanding option shall be made with any necessary corresponding adjustment in option price per share and without change in the total price applicable to the options or the unexercised portion of the options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all optionees, the Company and all other interested persons.

                  Employee Retirement Income Security Act of 1974. The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

                  Assignment. An option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee, the option shall be exercisable only by the optionee.

                  Miscellaneous Information. The Plan provides that the shares of common stock issued upon the exercise of options granted thereunder shall consist of authorized but unissued shares of common stock or shares of common stock reacquired by the Company. Shares of common stock subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan.

                  No optionee shall be deemed to be a holder of any shares of common stock subject to an option granted under the Plan unless and until certificates for such shares are issued to such optionee under the terms of the Plan.

                  The market value of the common stock of the Company on April 10, 2002, computed by reference to the last sale price of the common stock, was $109,232,785.

                  Federal Income Tax Consequences--General. The following is a brief discussion of the federal income tax consequences of grants, exercises and sales of stock received pursuant to the exercise of stock options granted under the Plan. This discussion is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

                  Incentive Stock Options ("ISOs"). An optionee will not recognize taxable income and the Company will not be entitled to a tax deduction with respect to the grant or exercise of an ISO. If shares of common stock are issued to an optionee pursuant to the exercise of an ISO, and if no disposition of such shares is made by the optionee within two years after the date of grant or within one year after the transfer of such shares of common stock to the optionee, then (i) upon the sale of such shares of common stock, any amount realized in excess of the option price will be taxable to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss; and (ii) no deduction will be allowed to the Company for federal income tax purposes.

                  If the shares of common stock acquired by an optionee upon exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares of common stock at exercise (or, if less, the amount on the disposition of such shares of common stock) over the exercise price the optionee paid for such shares of common stock; and (ii) the Company will be entitled to deduct for federal income tax purposes the amount included as ordinary income by the optionee, subject to applicable income tax withholding requirements and the limitations imposed by the Code on the deduction of such amounts. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be.

                  Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option by the optionee will generally be taxed as the exercise of a non-qualified stock option.

                  The exercise of an ISO may give rise to an increase in alternative minimum taxable income that could result in alternative minimum tax liability for the optionee, unless the optionee engages, within the same year of exercise, in a disqualifying disposition of the shares of common stock received upon exercise. In substance, a taxpayer is required to pay the higher of his or her alternative minimum tax liability or his or her "regular" income tax liability. As a result, a taxpayer has to determine his or her potential liability under the alternative minimum tax.

                  You are encouraged to consult with your tax advisor for purposes of determining your alternative minimum taxable income. In general, for purposes of determining an optionee's alternative minimum taxable income, the exercise of an ISO will be treated essentially as if it were the exercise of a non-qualified stock option. As a result, the rules of Section 83 of the Code relating to transfers of property, including restricted property, will apply in determining an optionee's alternative minimum taxable income. Consequently, generally, if an optionee exercises an ISO with respect to unrestricted shares of common stock the optionee will have income, for purposes of determining his or her alternative minimum tax, in an amount equal to the difference between the option price for the shares of common stock and the fair market value of the shares of common stock on the date of exercise.

                  Non-Qualified Stock Options ("NQSOs"). Except as noted below for corporate insiders, with respect to NQSOs: (i) an optionee will not recognize any income at the time the option is granted; (ii) generally, at exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price the optionee paid for the shares and the fair market value of the shares of common stock, if unrestricted, on the date of exercise; and (iii) upon sale of the shares acquired, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the optionee has held the shares of common stock.

                  If an optionee is a corporate insider, the optionee will generally be taxed immediately upon the exercise of a NQSO, provided at least six months have elapsed from the date of option grant to the date of exercise. The tax rules discussed above with respect to NQSOs will generally apply to insiders as well as non-insiders. However, insiders are subject to special rules with respect to options exercised within six months from the date of grant and with respect to options which are exercised at a time when the exercise price exceeds the fair market value of the stock (i.e., "out-of-the-money options").

                  The Company is generally entitled to an income tax deduction with respect to the exercise of a NQSO equal to the amount included as ordinary income at the time such amount is included in the optionee's income, subject to applicable income tax withholding requirements and the limitations imposed by the Code upon the deduction of such amounts.

                  Stock for Stock Exercises. Under the Plan, the Company may permit an optionee to pay some or all of the exercise price by using shares of common stock which have been owned by the optionee for some period of time. (Generally, such period of time will be at least six months.) Based upon several published but non-binding rulings of the Internal Revenue Service, the tax consequences for such so-called "stock for stock exercises" will differ depending on the facts surrounding this method of exercise. For example, if an optionee were to constructively pay the exercise price of an ISO with shares previously acquired through the exercise of an ISO that had not yet been held by the optionee for the required ISO holding period, under current tax law the optionee will be deemed to have engaged in a disqualifying disposition and thus will recognize compensation income on such constructively paid ISO shares equal to the difference between the original option price and the fair market value at the time the original ISO was exercised. Because of unique and special tax consequences such as this, before you engage in a stock for stock exercise, you are encouraged to consult with your tax adviser.

                  The Plan is not one which can be qualified under section 401(a) of the Code.

                  THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF OPTIONS UNDER THE PLAN. AMONG OTHER ITEMS, SUCH DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND

FOREIGN JURISDICTIONS. SUCH DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME. IT IS STRONGLY URGED THAT INDIVIDUALS CONSULT WITH THEIR TAX ADVISERS CONCERNING THE TAX CONSEQUENCES OF RECEIPT AND EXERCISE OF OPTIONS AND RELATED TRANSACTIONS WITH RESPECT TO THEIR PERSONAL TAX CIRCUMSTANCES.

                                     ITEM 3

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the independent certified public accounting firm of Deloitte & Touche LLP as the Company's independent auditors to audit the books, records and accounts of the Company for the year ending January 31, 2003. Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Board's decision in this regard.

         Deloitte & Touche LLP has served as the Company's independent auditors since fiscal 1990. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         During fiscal 2002, Deloitte & Touche LLP provided various audit and non-audit services to the Company as follows:

         (a) AUDIT FEES: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2002 annual financial statements and review of financial statements included in the Company's Form 10-Q reports for fiscal 2002:
                  $236,634.

         (b)      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:
                  None.

         (c)      ALL OTHER FEES:

                  (i)      Benefit plan audits:  $34,500.

                  (ii)     Income tax and other consultation:  $70,512.

         The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b) and (c) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Deloitte & Touche LLP's independence.

         Submission of the selection of the independent auditors to the stockholders for ratification will not limit the authority of the Board of Directors to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. If the stockholders do not ratify the selection of Deloitte & Touche LLP at the Annual Meeting, the Company intends to call a special meeting of stockholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent certified public accounting firm as independent auditors for the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SELECTION OF DELOITTE & Touche LLP.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and certain persons who own more than 10% of the Company's outstanding common stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership in Layne Christensen common stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.

         Except as provided hereafter, to the Company's knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2002, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.

                          OTHER BUSINESS OF THE MEETING

         The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2002, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2002 (THE "FORM 10-K"), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF RECORD AS OF APRIL 1, 2002, AS SOON AS IT IS AVAILABLE, UPON WRITTEN REQUEST ADDRESSED TO THE ATTENTION OF THE SECRETARY OF LAYNE CHRISTENSEN AT 1900 SHAWNEE MISSION PARKWAY, MISSION WOODS, KANSAS 66205. Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company's reasonable expenses in furnishing such exhibits.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         It is presently anticipated that the 2003 Annual Meeting of Stockholders will be held on May 22, 2003. Stockholder proposals intended for inclusion in the proxy statement for the 2003 Annual Meeting of Stockholders must be received at the Company's offices, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than December 24, 2002. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.

               By Order of the Board of Directors.



                                            Steven F. Crooke
                                            Vice President--General Counsel
                                            and Secretary

April 23, 2002
Mission Woods, Kansas

                                   APPENDIX A
                                   -----------

                            LAYNE CHRISTENSEN COMPANY
                             2002 STOCK OPTION PLAN


                  Layne Christensen Company, a Delaware corporation (the "Company"), desires to provide additional incentive for key employees to promote the success of the Company and any subsidiaries by allowing such employees to share in the future growth of the business and to participate in the ownership of the Company. Accordingly, the Company hereby establishes the 2002 Stock Option Plan of Layne Christensen Company (the "Plan") to offer eligible employees the opportunity to become owners of capital stock of the Company under stock options, certain of which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and certain of which are intended to be nonqualified stock options. The Plan is adopted, as follows, effective March 1, 2002.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                  1.1 BOARD -- "Board" shall mean the Board of Directors of the Company. Members of the Board shall be referred to as "Directors."

                  1.2 CHANGE OF CONTROL -- "Change of Control" for purposes of this Plan shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (in effect on the date hereof) promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof; provided, however, that, without limitation, such a Change of Control shall be deemed to occur when either (i) a person (other than KKR Associates, L.P. and/or any of its affiliates, or a Director nominated or selected by the Committee or an Officer elected by the Board) acquires beneficial ownership (as defined by Securities and Exchange Commission Rule 13d-3) of 25% or more of the combined voting power of the Company's voting securities, or (ii) less than a majority of the Directors are persons who were either nominated or selected by the Board.

                  1.3 CODE -- "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.4 COMMITTEE - "Committee" means (i) the Board or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

                  1.5 COMPANY -- "Company" shall mean Layne Christensen Company, a Delaware corporation.

                  1.6 EMPLOYEE -- An individual employed by the Company or a Subsidiary.

                  1.7 EXCHANGE ACT -- "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.8 FAIR MARKET VALUE - the "Fair Market Value" of a share of the Stock as of any applicable date shall be:

                                               (a)   the closing price of the
                           Stock on the principal exchange on which shares of the Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred;

                                               (b)   if the Stock is not so
                           listed on a principal exchange but is traded on the Nasdaq Stock Market (whether Nasdaq National Market or Nasdaq Small Cap Market), the closing price, regular way, of the security on the Nasdaq Stock Market on the day previous to such date, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was a reported sale, or

                                               (c)   if the Stock is not listed
                           for trading on a principal exchange or the Nasdaq Stock Market, the average of the closing bid and asked prices as reported by the Nasdaq Over the Counter Bulletin Board, or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were reported; or

                                               (d)   if the Stock is not
                           publicly traded on an exchange and is not listed on the Nasdaq Stock Market, the Nasdaq Over the Counter Bulletin Board or a successor quotation system, the fair market value of the security as determined in good faith by the Committee.

                  1.9 INCENTIVE STOCK OPTION -- "Incentive Stock Option" shall mean an option granted hereunder which qualifies under Section 422 of the Code as an incentive stock option and which is designated as an Incentive Stock Option by the Committee.

                  1.10 KEY EMPLOYEE -- "Key Employee" shall mean any Employee of the Company who, in the sole discretion of the Committee, has made or is expected to make, a significant contribution to the Company.

                  1.11 NONQUALIFIED STOCK OPTION -- "Nonqualified Stock Option" shall mean an option granted hereunder which is not an Incentive Stock Option and which is designated as a Nonqualified Stock Option by the Committee.

                  1.12 OFFICER -- "Officer" shall mean an officer of the Company or any Subsidiary as defined in the Securities and Exchange Commission Rule 16a
- 1(f), as amended.

                  1.13 OPTION -- "Option" shall mean an option to purchase common stock of the Company granted under the Plan. "Option" includes both Incentive Stock Options and Nonqualified Stock Options.

                  1.14 OPTIONEE -- "Optionee" shall mean an Employee to whom an Option has been granted under the Plan.

                  1.15 OPTION PERIOD -- "Option Period" shall mean the period during which an Option may be exercised as determined by the Committee under the terms of Section 4.3(a) hereof and as set forth in the individual Option Agreement.

                  1.16 PERMANENT DISABILITY -- "Permanent Disability" shall mean a condition of permanent disability as determined in good faith by a majority of the Committee.

                  1.17 PLAN -- "Plan" shall mean the 2002 Stock Option Plan of Layne Christensen Company

                  1.18 RETIREMENT -- "Retirement" shall mean retirement from the Company at age 62 or older (or such earlier age as may be approved by the Committee).

                  1.19 SECURITIES ACT -- "Securities Act" shall mean the Securities Act of 1933, as amended.

                  1.20 STOCK -- "Stock" or "Shares" shall mean shares of the common stock of the Company.

                  1.21 SUBSIDIARY -- "Subsidiary" or "Subsidiaries" shall mean subsidiary corporations or a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

                  1.22 TERMINATION OF EMPLOYMENT -- "Termination of Employment" shall mean the time when the employer-employee relationship between the Company or a Subsidiary and the Optionee ceases for any reason. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment including, but not limited to, whether a particular leave of absence constitutes a Termination of Employment; provided, however, that with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable rulings and regulations under such Section.

                                   ARTICLE II
                              STOCK SUBJECT TO PLAN
                              ---------------------

                  2.1 STOCK SUBJECT TO PLAN -- Options granted under this Plan shall be granted solely with respect to shares of Stock. Subject to any adjustments made pursuant to the provisions of Section 2.4 hereof, the aggregate number of shares of stock which may be issued under this Plan shall not exceed 600,000. The shares of Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company.

                  2.2 INCENTIVE STOCK OPTION - $100,000 Limitation -- The aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan (or any other plan of the Company or its Subsidiaries which qualifies as an incentive stock option plan under Section 422 of the Code) shall not exceed $100,000. If the fair market value (determined as of the time the Option is granted) of the Stock with respect to which Options are exercisable by an Optionee exceeds $100,000 during any calendar year, the amount in excess of $100,000 shall be treated as Options which are not Incentive Stock Options.

                  2.3 UNEXERCISED OPTIONS -- If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be made available for grant hereunder, subject to the limitations of Sections 2.1 and 2.2.

                  2.4 ADJUSTMENTS IN COMPANY'S SHARES -- In the event the Stock is changed into or exchanged for a different number or kind of securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares (a) as to which Options may be granted, including adjustments of the limitation in
Section 2.1; and (b) as to which Options, or portions thereof unexercised, shall be exercisable, to the end that after such event each Optionee's proportionate interest shall be maintained as before the occurrence of such event; provided, however, that no such adjustment shall be made which would disqualify an Incentive Stock Option within the meaning of Section 424(h) of the Code. Such adjustment in an outstanding Option shall be made with any necessary corresponding adjustment in Option price per share and without change in the total price applicable to the Options or the unexercised portion of the Options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                                   ARTICLE III
                       ELIGIBILITY AND GRANTING OF OPTIONS
                       -----------------------------------

                  3.1      ELIGIBILITY --

                           (a) Options to purchase shares of Stock shall be granted under this Plan only to Key Employees of the Company and its Subsidiaries.

                           (b) Incentive Stock Option - Ownership Limitation -- Notwithstanding the provisions of subsection (a), no Incentive Stock Option shall be granted under this Plan to any Employee of the Company or its Subsidiaries who, immediately before the Option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries. This ownership limitation shall not apply if at the time the Incentive Stock Option is granted (i) the option price is at least 110% of the fair market value of the stock subject to such Incentive Stock Option, and (ii) such Incentive Stock Option will expire no later than five years from the date on which it is granted.

                  3.2      GRANTING OF OPTIONS --

                           (a) The Committee shall from time to time and in its absolute discretion:

                                    (i) Determine which Key Employees (including
                  those to whom Options have been previously granted under the
                  Plan) should be granted Options;

                                    (ii) Determine the number of shares to be
                  subject to such Options granted to such selected Key Employees, and determine whether such Options are to be Incentive Stock Options or Nonqualified Stock Options; and

                                    (iii)   Determine the terms and conditions
                  of such Options, consistent with the Plan.

                           (b) Upon the selection of a Key Employee to be granted an Option, the Committee shall grant such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Optionee that the Optionee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                           (c) No Option may be granted hereunder after ten (10) years from the earlier of (i) the date the Plan is adopted by the Committee or (ii) the date the Plan is approved by the stockholders of the Company.

                           (d) An Option shall be deemed granted on the date the Committee approves the granting of such Option; provided, however, that any Option shall terminate thirty (30) days after the date upon which it shall have been granted unless a Stock Option Agreement duly executed by the Optionee shall have been redelivered to the Company within such thirty (30) day period.

                                   ARTICLE IV
                                 TERMS OF OPTION
                                 ---------------

                  4.1 OPTION AGREEMENT -- Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company. The terms and conditions of a Stock Option Agreement shall be consistent with the Plan, but the Committee shall have the power and authority to include such other terms and conditions which are not inconsistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

                  4.2 OPTION PRICE -- The price of the shares subject to each Option shall be determined by the Committee and set forth in the respective Stock Option Agreement; provided, however, that the price per share for shares subject to an Incentive Stock Option shall (i) be not less than 100% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted and (ii) be not less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted in the case of a grant to an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

                  4.3      PERIOD AND EXERCISE OF OPTION --
                           -----------------------------

                           (a) PERIOD -- Subject to the provisions of the Stock Option Agreement and the other restrictions contained in the Plan, an Option shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option Agreement, and the period during which such Option (or installment) may be exercised shall terminate at such times as the Committee shall provide in the terms of each individual Option Agreement. The Committee may adopt a resolution after an Option is granted and on such terms and conditions as it deems appropriate whereby the time during which such Option or any portion thereof may be exercised is accelerated. Each Option shall expire, in all cases, upon the first to occur of the following events:

                                    (i)   in the case of an Incentive Stock
                  Option, the expiration of ten (10) years from the date the Incentive Stock Option is granted;

                                    (ii)  if an Optionee owned (either directly
                  or by application of the rules contained in Section 425(d) or the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries immediately before an Incentive Stock Option is granted to such Optionee, then the expiration of five (5) years from the date the Incentive Stock Option is granted;

                                    (iii) the time of the Optionee's Termination
                  of Employment unless such Termination of Employment results from his death, Permanent Disability or Retirement;

                                    (iv)  the expiration of thirty (30) days
                  from the time of the Optionee's Termination of Employment by reason of his Permanent Disability or Retirement;

                                    (v)   the expiration of ninety (90) days
                  from the time of the Optionee's Termination of Employment by reason of his death; or

                                    (vi)  the Optionee shall engage in willful
                  misconduct which injures the Company or any of its Subsidiaries.

                           Except as set forth in subsections (iii), (iv) and
         (v) above, an Incentive Stock Option shall not be exercisable during the Option Period unless the Optionee shall have been continuously employed by the Company or a Subsidiary from the date the Incentive Stock Option was granted until its date of exercise.

                           Upon expiration of the Option Period, as accelerated if applicable, the Option shall terminate with respect to all shares of Stock not already actually purchased and paid for in full by the Optionee.

                           (b) PERSONS ELIGIBLE TO EXERCISE -- An Option granted hereunder (or portion thereof) shall be exercisable only by the Optionee; provided, however, that in the event of an Optionee's death, the heirs, executors or personal representatives of such Optionee may exercise the Option subject to the time periods set forth above in
         Section 4.3(a).

                           (c) PARTIAL EXERCISE -- Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part during the applicable Option Period; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

                           (d) MANNER OF EXERCISE -- An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his office of all of the following prior to the time when such Option or portion thereof becomes unexercisable under the terms of this Plan or the applicable Stock Option Agreement:

                                    (i) Notice in writing signed by the Optionee
                  or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised, such notice complying with all applicable rules established by the Committee;

                                    (ii) Full payment for the shares with
                  respect to which such Option or portion thereof is exercised through one or more of the following methods:

                                            A. Cash or certified bank check; or

                                            B. By delivery to the Company of
                           certificates representing the number of Shares then owned by the Optionee, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Optionee for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Price.

                                            In lieu of actually surrendering to
                           the Company the stock certificates representing the number of Shares then owned by the Optionee, the Committee may, in its discretion permit the Optionee to submit to the Company a statement affirming ownership by the Optionee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Optionee as payment of the exercise price;

                                    (iii) Such representations and documents as
                  the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars;

                                    (iv) Full payment (in cash or by check) to
                  the Company of all amounts which, under federal, state or local law, it is required to withhold in connection with the exercise of the Option; and

                                    (v) In the event the Option or portion
                  thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

                  4.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES -- The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The completion of any registration or other qualification of or notice regarding such shares under any state or federal law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

                           (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                           (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience, provided that, upon issuance, the shares shall be considered issued and outstanding as of the date such Option was exercised.

                  4.5 RIGHTS AS STOCKHOLDERS -- The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                  4.6 REORGANIZATION, CHANGE IN CONTROL, OR LIQUIDATION -- In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every Option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be, subject to any applicable provisions of the Code or replaced with new Options of comparable value (in accordance with Section 424(a) of the Code). In the event
(i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding Options hereunder, or
(ii) of liquidation or dissolution of the Company, the Committee may provide that each Optionee shall have the right, within a period commencing not more than thirty (30) days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, to exercise the Optionee's outstanding Options to the extent of all or any part of the aggregate number of shares subject to such Option(s). In the event of a Change of Control the Committee may accelerate the time at which Options granted under this Plan may be exercised by the Optionee.

                  4.7 TRANSFER RESTRICTIONS -- The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two (2) years from the date of granting such Option or one (1) year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                    ARTICLE V
                                 ADMINISTRATION
                                 --------------

                  5.1 DUTIES AND POWERS OF THE COMMITTEE -- The Committee shall have the power to interpret this Plan and any Stock Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend, or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or an Option.

                  5.2 EXPENSES: INDEMNIFICATION -- All reasonable expenses and liabilities actually incurred in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Company and its Officers and Directors shall be fully justified in relying, or acting in good faith upon the advice, opinion, valuations or information furnished by such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or becomes a party or in which such person may be or becomes involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against such person, such person shall, in writing, give the Company notice and an opportunity, at its own expense, to handle his own defense. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise or any other right or power that the Company may have to indemnify or hold such person harmless.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

                  6.1 OPTIONS NOT TRANSFERABLE -- Neither an Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 6.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                  6.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN -- No Option shall be granted pursuant to this Plan after February 29, 2012, on which date this Plan will terminate except as to Options then outstanding under the Plan. Options outstanding as of February 29, 2012, shall remain in effect until they are exercised or they expire. The Committee may at any time before such date amend, modify or terminate the Plan; provided, however, that, except as provided in Section 2.4, the Committee may not, without further approval by the holders of a majority of the issued and outstanding shares of Stock,


                           (a) increase the maximum number of shares of Stock as to which Options may be granted pursuant to this Plan,

                           (b) change the class of Employees eligible to be granted options pursuant to this Plan,

                           (c) extend the period during which Options may be granted or exercised,

                           (d) change the provisions of Article IV hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of Stock to conform with any then applicable provisions of the Code or the regulations issued thereunder, or

                           (e) amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3.

No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding Option granted hereunder without the consent of such Optionee.

                  6.3 APPROVAL OF PLAN BY SHAREHOLDERS -- This Plan will be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's initial adoption of the Plan and thereafter at any such time as may be required under the Code, Securities Act or the Exchange Act. Options may be granted prior to such shareholder approval; provided, however, that (a) such Options shall not be exercisable prior to the time when the shareholders shall have approved the Plan, and (b) if the shareholders have not approved the Plan by the end of the twelve (12) month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

                  6.4 EFFECT OF PLAN UPON OTHER COMPENSATION PLANS -- Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentive or other compensation for Employees, or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

                  6.5 EFFECT OF PLAN UPON EMPLOYMENT -- Nothing in this Plan shall be construed as an obligation of the Company or its Subsidiaries to continue the employment of any Employee.

                  6.6 TITLES -- Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                  6.7 GOVERNING LAW -- The laws of the State of Kansas shall govern the interpretation, validity and performance of the terms of this Plan regardless of the law that might be applied under principles of conflicts of laws.

                  6.8 CONFORMITY TO SECURITIES LAWS -- The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                      IX

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                        PROXY

          2002 ANNUAL MEETING OF STOCKHOLDERS OF LAYNE CHRISTENSEN COMPANY

         The undersigned hereby appoints Robert J. Dineen, Andrew B. Schmitt and Steven F. Crooke, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the 2002 Annual Meeting of Stockholders of Layne Christensen Company ("Layne Christensen") to be held at the Corporate Headquarters of Layne Christensen, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas, on Thursday, May 30, 2002, commencing at 10:00 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of Layne Christensen which the undersigned is entitled to vote with respect to the following matters, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 23, 2002:

             THE BOARD OF DIRECTORS OF LAYNE CHRISTENSEN RECOMMENDS
                            A VOTE "FOR" EACH ITEM.

     Item 1: Election of two Class I directors to hold office for terms expiring at the 2005 annual meeting of stockholders.

       [ ] FOR the nominees listed below  [ ] WITHHOLD AUTHORITY to vote for the nominees listed below

                   NOMINEES:  Donald K. Miller, Andrew B. Schmitt

     Item 2: Proposal to approve the Layne Christensen Company 2002 Stock Option Plan.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     Item 3: Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen's independent auditors for the fiscal year ending January 31, 2003.

                [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

                    (Continued, and to be signed, on other side)

                             (Continued from other side)

         In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

     Dated: _________________________, 2002
                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                     Signature (if held jointly)

                                                     Please sign exactly as name
                                                     appears hereon. When shares
                                                     are held by joint tenants,
                                                     both should sign. When
                                                     signing as an attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation, please sign
                                                     in full corporate name by
                                                     President or other
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     partnership name by
                                                     authorized person.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.